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                                                                    EXHIBIT 23.1


               Consent of Ernst & Young LPP, Independent Auditors


We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated August 28, 1996, in Amendment No. 3 to the Registration Statement (Form S-1) and related Prospectus of Prosoft I-Net Solutions, Inc. for the registration of 3,387,291 shares of its common stock.



                                                               ERNST & YOUNG LLP



Orange County, California
October 25, 1996